EX-99.d.4.i

AMENDMENT NO. 3

TO
SCHEDULE 1

OF THE SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 3 (“Amendment”) dated 5 August 2022, 2022 to SCHEDULE 1 to the Sub-Advisory Agreement (the “Agreement”) between DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust (the “Investment Manager”), and MACQUARIE INVESTMENT MANAGEMENT GLOBAL LIMITED (the “Sub-Adviser”) effective May 30, 2019, amends the list of Trusts and Funds for which the Sub-Adviser provides investment sub-advisory services pursuant to the Agreement.

FUND	EFFECTIVE DATE
Delaware Group® Equity Funds IV
Delaware Equity Income Fund	October 4, 2019
Delaware Global Equity Fund	October 4, 2019
Delaware Growth Equity Fund	October 4, 2019
Delaware Growth and Income Fund	October 4, 2019
Delaware Healthcare Fund	May 30, 2019
Delaware International Fund	October 4, 2019
Delaware Opportunity Fund	October 4, 2019
Delaware Special Situations Fund	October 4, 2019
Delaware Small Cap Growth Fund	May 30, 2019
Delaware Smid Cap Growth Fund	May 30, 2019
Delaware Total Return Fund	October 4, 2019

Delaware Group® Adviser Funds
Delaware Global Real Estate Opportunities Fund	May 30, 2019
Delaware U.S. Growth Fund	May 30, 2019

Delaware Group® Equity Funds I
Delaware Mid Cap Value Fund	May 30, 2019

Delaware Pooled® Trust
Macquarie Emerging Markets Portfolio (formerly, The Emerging Markets Portfolio)	May 30, 2019
Macquarie Emerging Markets Portfolio II (formerly, The Emerging Markets Portfolio II)	May 30, 2019
Macquarie Labor Select International Equity Portfolio(formerly, The Labor Select International Equity Portfolio)	May 30, 2019
Macquarie Large Cap Value Portfolio* (formerly, The Large-Cap Value Equity Portfolio)	May 30, 2019
Delaware Global Listed Real Assets Fund (formerly known as The Real Estate Investment Trust Portfolio)	May 30, 2019

Delaware Group® Equity Funds II
Delaware Value® Fund	May 30, 2019

Delaware Group® Equity Funds V
Delaware Small Cap Core Fund	May 30, 2019
Delaware Small Cap Value Fund	May 30, 2019
Delaware Wealth Builder Fund	May 30, 2019

Delaware Group® Global & International Funds
Delaware Emerging Markets Fund	May 30, 2019
Delaware Global Value Fund	May 30, 2019
Delaware International Small Cap Fund	May 30, 2019
Delaware International Value Equity Fund	May 30, 2019

Delaware Group® Foundation Funds
Delaware Strategic Allocation Fund (formerly the Delaware Foundation® Moderate Allocation Fund)	May 30, 2019

Delaware VIP® Trust
Delaware VIP® Emerging Markets Series	May 30, 2019
Delaware VIP® International Series	May 30, 2019
Delaware VIP® Small Cap Value Series	May 30, 2019

Voyageur Mutual Funds III
Delaware Select Growth Fund	May 30, 2019

Closed End Funds
Delaware Enhanced Global Dividend and Income Fund	May 30, 2019
Delaware Investments Dividend and Income Fund, Inc.	May 30, 2019

Ivy Funds
Delaware Ivy Accumulative Fund	April 30, 2021
Delaware Ivy Core Equity Fund	April 30, 2021
Delaware Ivy Energy Fund	April 30, 2021
Delaware Ivy Global Equity Income Fund	April 30, 2021
Delaware Ivy International Core Equity Fund	April 30, 2021
Delaware Ivy Managed International Opportunities Fund	April 30, 2021
Delaware Ivy Mid Cap Growth Fund	April 30, 2021
Delaware Ivy Mid Cap Income Opportunities Fund	April 30, 2021
Delaware Ivy ProShares MSCI ACWI Index Fund	April 30, 2021
Delaware Ivy Science and Technology Fund	April 30, 2021
Delaware Ivy Small Cap Core Fund	April 30, 2021
Delaware Ivy Small Cap Growth Fund	April 30, 2021
Delaware Ivy Value Fund	April 30, 2021
Delaware Ivy Apollo Multi-Asset Income Fund	November 15, 2021
Delaware Ivy International Small Cap Fund	November 15, 2021

Delaware Ivy Pzena International Value Fund	November 15, 2021
Delaware Ivy Pictet Targeted Return Bond Fund	November 15, 2021
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	November 15, 2021
Delaware Global Real Estate Securities Fund	July 30, 2022
Delaware Real Estate Securities Fund	July 30, 2022

Ivy Variable Insurance Portfolios
Delaware Ivy VIP Asset Strategy	April 30, 2021
Delaware Ivy VIP Balanced	April 30, 2021
Delaware Ivy VIP Core Equity	April 30, 2021
Delaware Ivy VIP Energy	April 30, 2021
Delaware Ivy VIP Global Equity Income	April 30, 2021
Delaware Ivy VIP Global Growth	April 30, 2021
Delaware Ivy VIP Growth	April 30, 2021
Delaware Ivy VIP High Income	April 30, 2021
Delaware Ivy VIP International Core Equity	April 30, 2021
Delaware Ivy VIP Mid Cap Growth	April 30, 2021
Delaware Ivy VIP Natural Resources	April 30, 2021
Delaware Ivy VIP Science and Technology	April 30, 2021
Delaware Ivy VIP Small Cap Core	April 30, 2021
Delaware Ivy VIP Small Cap Growth	April 30, 2021
Delaware Ivy VIP Value	April 30, 2021
Delaware VIP Real Estate Securities	July 30, 2022

Except as provided herein, the terms and conditions (including defined terms) contained in the Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be signed by their authorized officers effective as of July 30, 2022.

DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment
Management Business Trust

By:	/s/ Susan Natalini
Name:	Susan Natalini
Title:	Managing Director, Senior Vice President
EXECUTED by MACQUARIE	)
INVESTMENT MANAGEMENT	)
GLOBAL LIMITED	)
)
	)	04 August 2022
	)	Date
/s/ James Maydew
Signature of attorney
/s/ Elyse Morcom
Signature of attorney
James Maydew
Name of attorney
Elyse Morcom
Name of attorney

Agreed to and accepted as of the day and year first above written:

Delaware Group® Equity Funds IV

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware Group® Adviser Funds

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware Group® Equity Funds I

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware pooled Trust

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware Group® Equity Funds II

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware Group® Equity Funds V

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware Group® Global & International Funds

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware GROUP® Foundation funds

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware VIP® Trust

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Voyageur Mutual Funds III

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware Enhanced Global DividendAND Income Fund

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware Investments Dividend and Income Fund, Inc.

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

IVY FUNDS

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration

IVY VARIABLE INSURANCE PORTFOLIOS

By	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration